Brian K. Kistler
6461 North 100 East
Ossian, IN 46777

December 31 , 2006

Freedom Financial Holdings, Inc.
Attn: Board of Directors
6615 Brotherhood Way
Fort Wayne, Indiana 46825

Ladies and Gentlemen:

In September 2006, the undersigned subscribed for 304,589 shares of the Class B Convertible Preferred shares of stock (the "Shares") of Freedom Financial Holdings, Inc. (the "Corporation") and as full consideration for the issuance of the Shares by the Corporation, the undersigned agreed to convert debt owed by the Corporation to him to equity via a Novation Agreement. Subsequently, in December 2006, the terms of the previous agreement were renegotiated and the undersigned agreed to accept 152,294 Shares.

In consideration of your acceptance of this offer and your authorization for the issuance of a certificate in my name representing the Shares, the undersigned hereby represents, warrants and acknowledges to each of you and the Corporation that (a) the Shares are being acquired for the account of the undersigned, for purposes of investment and not with a view to the distribution thereof, as those terms are used in the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; (b) the undersigned has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of converting the debt owed to him by the Corporation into the Shares; (c) the undersigned has received copies of such documents and such other information as the undersigned has deemed necessary in order to make an informed decision with respect to the conversion of debt into the Shares; and (d) the undersigned understands, and has the financial capability of assuming, the economic risk of an investment in the Shares for an indefinite period of time.

The undersigned further acknowledges to each of you that the undersigned has been advised that he will not be able to dispose of the Shares, or any interest therein, without first complying with the relevant provisions of the Act and any applicable state securities laws. The undersigned further understands that the provisions of Rule 144 promulgated under the Act, permitting routine sales of securities of certain issuers subject to the terms and conditions thereof, are not currently, and will not be available, to the undersigned with respect to the Shares. The undersigned acknowledges that the Corporation is not under any obligation to register the Shares or to furnish any information or take any other action, to assist the undersigned in complying with the terms and conditions of any exemption which might be available under the Act or any state securities laws with respect to sales of the Shares by the undersigned in the future.

Accordingly, the undersigned agrees to hold the Shares subject to all applicable provisions of the Act, applicable state securities laws, the Articles of Incorporation and the By-laws of the Corporation, and any agreement restricting the disposition or encumbrance of the Shares to which the undersigned is a party. The undersigned shall give the Corporation prompt written notice of any proposed disposition of the Shares and shall not proceed with any such proposed disposition unless a registration under the Act is in effect with respect to the Shares and all state securities laws have been complied with or unless the Corporation shall have received an opinion of counsel, of standing satisfactory to the Corporation, to the effect that such registration is not required, and the undersigned authorizes the Corporation to place a suitable legend to this effect on the stock certificate to be issued representing the Shares.

The representations, agreements and acknowledgments set forth above are being given by the undersigned with the understanding that they will be relied upon by the Corporation and its Board of Directors in order to claim the availability of the exemption from the registration provisions of the Act contained in Section 4(2) thereof.

DATED as of the 31st of December, 2006
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Very truly yours, Brian K. Kistler

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